SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

Please make checks payable to Sun Life Insurance and Annuity Company of New York.

Send the application and check to P.O. Box 9133, Wellesley Hills MA 02481

MFS REGATTA MASTERS EXTRA NEW YORK APPLICATION

A.	PURCHASE PAYMENT INTEREST OPTION ELECTION

Indicate the rate at which interest should be credited on your account by choosing either Option A or Option Below. If no election is made the Purchase Payment Interest crediting method will default to Option A. Once elected, this option may not be changed. (See description of these options below)

Select One	Option A - 2%/ Five-Year Anniversary Interest Option
Option B - 3%/4%/5% Interest Option

B.	OWNER INFORMATION
*Name
First Middle	Last
Address_______________________________________________________________________
City________________________________________________________________________	State___	Zip_______
Date of Birth	/	/	Social Security Number	/	/	Gender	M	F
*If there is a non-natural Owner, other than a trust ,a Non-natural Owner Acknowledgment Form must accompany this Application.

C.	ANNUITANT INFORMATION	CO-ANNUITANT INFORMATION (OPTIONAL)
Name	Name
Date of Birth	Date of Birth
Social Security Number	/ /	Social Security Number	/ /
Gender	M	F	Gender	M	F

D.	PLAN SELECTION
Non qualified	CRT (A CRT waiver form must accompany this application)
IRA Transfer	IRA Rollover	Roth IRA
403(b) Rollover/Transfer	403(b) Partial Transfer (By checking this box, Owner certifies that the funds transferred continue to be subject to the same or more stringent distribution restrictions as prior to the transfer.)
Qualified Plan Type	Owner/Trustee(if applicable)

E.	BENEFICIARY INFORMATION
Name	Social Security Number	Date of Birth	Relationship to Owner
Primary	- -	- -
Primary	Contingent	- -	- -
Primary	Contingent	- -	- -
Please check here if you are attaching additional beneficiary information

Beneficiary designations must be consistent with your applicable retirement plan. For Non-Qualified Contracts the Contract may be continued after the death of the Owner if the Owner's spouse is the beneficiary; otherwise the death benefit must be distributed. Unless otherwise specified, the death benefit will be divided equally among all Primary Beneficiaries who survive the Owner. If no Primary Beneficiary survives the Owner, the death benefit will be divided equally among any contingent Beneficiaries who survive the Owner.

F.	Optional Death Benefit (subject to age restrictions)

The Maximum Anniversary Account Value Optional Death Benefit may ONLY be chosen at time of application. If the option is not elected, the basic Death Benefit will be paid to the beneficiary upon the death of the Owner. The Optional Death Benefit cannot be chosen if an Owner is age 80 or over at the time of application. Once elected this option may not be changed. (See description of optional and basic death benefit below )

Check box to select
G.	SPECIAL INSTRUCTIONS (Transfer Company Information, Additional Beneficiaries, Annuity Commencement Date, Annuity Option Election Etc.)

H.	REPLACEMENT CONTRACT
Will this contract replace or change any existing life insurance or annuity in this or any other Company?	Yes	No
If Yes, please explain in Section G, SPECIAL INSTRUCTIONS, and request replacement information from your registered representative.

I.	PURCHASE PAYMENT ALLOCATION

Please indicate how you would like your purchase payment allocated, using whole percentages. Your allocation must total 100%. This allocation will be used for future investments unless otherwise specified. Make check payable to Sun Life Insurance and Annuity Company of New York.

Initial Purchase Payment	$	Minimum Initial Payment $10,000
Please estimate dollar amounts for 1035 exchanges, transfers, rollovers etc.
Sub-Accounts
[MFS Series Trust	Franklin
Mid Cap Growth S Class	Mutual Shares Securities Fund
Total Return S Class	Franklin Small Cap Value Securities Series
Strategic Growth S Class	Templeton Foreign Securities Series
Money Market S Class	Lord Abbett
Emerging Growth S Class	Lord Abbett Series Fund Mid-Cap Value
Research S Class	Lord Abbett Series Fund Growth & Income Portfolio
Capital Opportunities S Class	Lord Abbett Series Fund Growth Opportunities
Bond S Class	PIMCO
Value S Class	PIMCO Total Return Bond Portfolio
Investors Growth Stock S Class	PIMCO Real Return Bond Portfolio
New Discovery S Class	OPPENHEIMER
Research International S Class	Oppenheimer Capital Appreciation Fund
Strategic Income S Class	Oppenheimer Main St. Small Cap Growth Fund
Strategic Value S Class	Oppenheimer Main St. Growth and Income]
Capital Appreciation S Class
Utilities S Class
Government Securities S Class	DCA Guarantee Options
Mass Investors Trust S Class	6 month	One-Year
High Yield S Class
Global Growth S Class
Mid Cap Value S Class
Sun Capital Advisers
Sun Capital Real Estate Fund
Note: A rate hold is irrevocable and is only available for 1035 exchanges and direct trustee-to-trustee transfers.	Apply 60 day rate hold	Yes	No

J.	ACCEPTANCE

I hereby represent my answers to the questions on this Application to be true to the best of my knowledge and belief. All payments and values provided by the contract when based on the investment experience of the variable account are variable and not guaranteed as to dollar amount. I acknowledge receipt of current product and prospectus information.

Owner Signature(s)
Date	Signed at (City & State)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK P.O. Box 9141 Boston, MA 02117.
K.	FOR REGISTERED REPRESENTATIVE ONLY
Will this contract replace or change any existing life insurance or annuity in this or any other company? If yes, please explain under Special Instructions and request replacement information.	Yes	No
Will this contract be established as a Net Asset Value Account?	Yes	No

L.	ACCEPTANCE
Will this Contract replace or change any existing life insurance or annuity in this or any other company?	Yes	No
If yes, explain in section G. SPECIAL INSTRUCTIONS, and complete replacement forms if applicable.
Registered Representative's Signature	Registered Representative's Name
Broker/Dealer	Branch Office Address
Phone #	City	State	Zip
Option A	Option B	Option C	Broker Dealer Account #

M.	Optional Programs

1	DOLLAR COST AVERAGING PROGRAM

A	$5000 minimum Variable Sub-Account or DCA Guarantee option is required to begin a Dollar Cost Averaging Program.
1	Select ONE of the following programs	6-Month DCA Guarantee Option	12-Month DCA Guarantee Option
Variable Sub-Account DCA Guarantee option: transfer from the following Sub-Account:
2	Select frequency:	Monthly	Quarterly (cannot be chosen for 6 month DCA Guarantee Option Program)
Note: If you do not make a frequency election your Dollar Cost Averaging will default to monthly.
3	Select the "Transfer To" Sub-Accounts below (Maximum of 12):
a

6- or 12-month DCA Guarantee Option Program: Indicate below the PERCENTAGE each Sub-Account is to receive. Percentages must total 100%. If you elect to transfer into an Asset Allocation Program do not complete this section (Part 3) and proceed to Part 4.

Note: Transfers from the DCA Guarantee Option will take place over a 6-month or 12-month period. The first transfer to the variable accounts takes place the day the investment is made. The final amount transferred from the DCA Guarantee Option will include interest earned. Any additional purchase payments allocated to the DCA Guarantee Option are treated as the start of a new 6-month or 12-month period.

b

Variable Sub-Account DCA Option Program: Indicate the DOLLAR AMOUNT each Sub-Account is to receive. The minimum transfer amount is $100 per Sub-Account. Transfers from the Variable Sub-Account designated in Part 1 above will continue until the Owner elects to terminate the program or until the account value in the designated Sub-Account is depleted.

[MFS Series Trust	Franklin
Mid Cap Growth S Class	Mutual Shares Securities Fund
Total Return S Class	Franklin Small Cap Value Securities Series
Strategic Growth S Class	Templeton Foreign Securities Series
Money Market S Class	Lord Abbett
Emerging Growth S Class	Lord Abbett Series Fund Mid-Cap Value
Research S Class	Lord Abbett Series Fund Growth & Income Portfolio
Capital Opportunities S Class	Lord Abbett Series Fund Growth Opportunities
Bond S Class	PIMCO
Value S Class	PIMCO Total Return Bond Portfolio
Investors Growth Stock S Class	PIMCO Real Return Bond Portfolio
New Discovery S Class	OPPENHEIMER
Research International S Class	Oppenheimer Capital Appreciation Fund
Strategic Income S Class	Oppenheimer Main St. Small Cap Growth Fund
Strategic Value S Class	Oppenheimer Main St. Growth and Income]
Capital Appreciation S Class
Utilities S Class
Government Securities S Class
Mass Investors Trust S Class
High Yield S Class
Global Growth S Class

4

Dollar Cost Averaging into an Asset Allocation Program is available ONLY if 100% of the purchase payment has been allocated to the 6-month or 12-month DCA Guarantee Option. Future payments will be allocated directly to the Asset Allocation Model chosen unless otherwise specified. Select the Asset Allocation Model into which you wish to Dollar Cost Average (only ONE model may be selected).

Conservative Asset Allocation (37)	Moderate Asset Allocation (38)	Aggressive Asset Allocation (39)

Dollar Cost Averaging Program Acceptance

I understand that this authorization for participation in the Dollar Cost Averaging Program selected above will continue until a written, signed revocation is received by Sun Life Insurance and Annuity Company of New York. I will participate in the Dollar Cost Averaging Option and authorize transfers from the designated Sub-Account or Guarantee Period. I am aware that, each month a level amount is transferred, at no cost, into one or more of the other Sub-Account(s) of my choice, up to a maximum of 12. The balance in the designated Sub-Account or Guarantee Period will continue until the owners account value allocated to the designated Sub-Account/Guarantee Period falls below the total monthly transfer amount, or, if earlier, the Guarantee Period reaches maturity. Under this Option, no market value adjustment, either positive or negative, will apply. The Dollar Cost Averaging period must be at least six months. The Sub-Account/Guarantee Period from which the transfers are to be made must have a minimum balance of $5,000. If the Company is offering an Enhanced Dollar Cost Averaging Program, I will read and sign the disclosure statement on the back of this application.

Owner's Signature:	Date:

2.	ASSET ALLOCATION PROGRAM

If participating in the Asset Allocation Program, the initial and any future purchase payments, made into the variable Sub-Accounts, will be allocated entirely to the model selected. The Asset Allocation program may not be combined with the Portfolio Rebalancing Program. These models automatically rebalance quarterly.

Select ONE of the following programs:
Conservative Asset Allocation (37)	Moderate Asset Allocation (38)	Aggressive Asset Allocation (39)
Note: DO NOT complete Section I of this Application , PURCHASE PAYMENT ALLOCATION

3.	Portfolio Rebalancing Program

If participating in the Portfolio Rebalancing Program, exchanges will be made among the Sub-Accounts to ensure they reflect the initial Purchase Payment allocation chosen in Section I of the Application, PURCHASE PAYMENT ALLOCATION. These allocations will be used for future payments unless otherwise specified. Purchase payments allocated to the Guarantee Period(s) will not be rebalanced. Portfolio Rebalancing cannot be selected if Asset Allocation is chosen.

Check here to participate in the Portfolio Rebalancing Program
1. Select the Sub-Accounts and percentages for rebalancing in Section I, PURCHASE PAYMENT ALLOCATION, of the Application. Percentages must be whole and total 100%.
2. Select frequency	Quarterly	Semi-Annually	Annually
Note: if you do not make a frequency election, your Portfolio Rebalancing program will default to quarterly

4.	Systematic Withdrawal Program
A $10,000 account balance is required to begin the Systematic Withdrawal Program
1. Select amount of withdrawal	$
2. Select frequency:	Monthly	Quarterly	Semiannually	Annually
Note: If you do not make a frequency election, your Systematic Withdrawal program will default to monthly.
3. Make an election for federal tax withholding	Withhold	Do not withhold

Note: If you do not make a withholding election, Sun Life Insurance and Annuity Company of New York will withhold federal income tax at a rate of 10%. However, some qualified plans are subject to different withholding requirement.

4. For electronic fund transfers to your bank account, complete the following and include a voided check/deposit slip, if applicable. If no payee information is provided, payments will default to the address of record. Checking Savings

Account number	ABA Routing Number
Your bank's name	Your bank's telephone number
Your bank's address

Sun Life Insurance and Annuity Company of New York reserves the right to debit your checking/savings account in an effort to correct any overpayment(s) made to that account. Your signature in the Optional Program(s) Acceptance below provides authorization and directs your bank to permit any necessary debit to take place.

5.	Bank Draft	This is only for the withdrawal of funds from your savings or checking account for deposit to your annuity
Note: The minimum bank draft amount is $100 per month with an annual total of at least $1,000.
1. Withdrawal amount	$100	$200	$500	Other	$
2. From your	Checking Account	Account Number	Include a voided check
Savings Account	Account Number	Include a deposit slip
3. When?	On the first day of	Month
4. How Often?	Monthly	Quarterly	Semi-Annually	Annually
Note: If no frequency is elected, withdrawals will be made monthly
5. Where?	Transfer to the following Sub-Accounts. If Sub-Accounts differ from those initially selected, all future investments will be made as indicated below.
1.	2.	3.	4.
6. Bank Information	Bank Name	Bank Telephone Number
Bank Address
ABA Routing Number

Your signature on the authorization Section below indicates your agreement that the rights of the bank named above with respect to checks drawn and debit entries initiated to your account are the same as if they were checks drawn on the bank and signed by you. You also agree that the bank shall be fully protected and without any liability whatsoever in honoring or refusing to honor any such check and in accepting or refusing to accept any such debit entry, whether with or without cause and whether intentionally or inadvertently.

This program may be revoked by Sun Life Insurance and Annuity Company of New York without prior notice if any check is not paid upon presentation or any debit entry is not accepted. You may alter or stop this Program by notifying Sun Life Insurance and Annuity Company of New York at least 15 days prior to the next draft.

Optional Program(s) Acceptance

I understand this authorization is for participation in the Optional Program(s) selected above will continue until my written, signed revocation is received by Sun Life Insurance and Annuity Company of New York.

Owner's Signature:	Date

Description of Purchase Payment Interest Options:

Purchase Payments will be credited with interest at the rates shown below. An Owner may choose between two Purchase Payment Interest options: Option A provides for the crediting of interest to each Purchase Payment made during the first Contract Year. On each Five-Year Anniversary, additional interest (called "Five Year Anniversary Interest") will be credited to the Accumulation Account Value. Option B provides for the crediting of interest to all Purchase Payment accepted by the Company. If no option is elected on or before the Date of Coverage, Option A will automatically apply.

Interest under either option will be credited during the same Valuation Period that the Purchase Payment is received (or on any Five Year Anniversary if Option A is elected) and allocated to the Sub-Accounts and/or Fixed Account in the same proportion as the Net Purchase Payment is allocated. If Option A was elected, any Five-Year Anniversary Interest will be proportionally allocated to the Sub-Accounts and/or the Fixed Account (excluding any Fixed Account if used to support a dollar-cost averaging transfer program) based on their respective values.

Option A
During first Account Year Each Five Year Anniversary	2% of any Net Payment and 2% of Owner's Account Value

Option B

Principal is less than $100,000 Principal is equal to or greater than $100,000 and less than $500,000 Principal is equal to or greater than $500,000

3% of each Purchase Payment*

4% of each Purchase Payment**

5% of each Purchase Payment

*Any Principal that received 3% during the first Account Year may be credited with an additional 1% interest if Principal equals or falls between $100,000-$499,999 on the first Account Anniversary or 2% if Principal equals or exceed $500,000 on the first Account Anniversary

**Any Principal that received 4% during the first Account Year may be credited with an additional 1% if Principal equals or exceeds $500,000 on the first Account Anniversary*

Description of Basic and Optional Death Benefits

The Basic Death Benefit is equal to the greater of

  the Accumulation Account value for the Valuation Period during which the Death Benefit Date occurs; and

  the excess of (i) the sum of all Purchase Payments made under the Contract over (ii) the sum of all partial withdrawals;

  The Maximum Anniversary Account Value Optional Death benefit is equal to the greater of the Basic Death Benefit and the highest Accumulation Account Value on any Contract Anniversary prior to the Owner's 81st birthday adjusted for any subsequent Purchase Payments and partial withdrawals and Charges made between such Contract Anniversary and the Death Benefit Date.

  Sun Life Insurance and Annuity Company of New York Annuity Disclosure Statement

  Sun Life Insurance and Annuity Company of New York offers multiple variable deferred annuities for the accumulation of retirement income. These products permits multiple contributions and permits account values to be allocated to variable investment options and to fixed interest called Guarantee Period) options. These products permit account values to be applied to the purchase of a life annuity at the better of current or guaranteed annuity purchase rates. These products offer, death benefits, some of which are optional for an additional cost. The following chart shows the costs of each product:
Surrender Charges	Annual Asset Charge	Optional Death Benefit Charge*	Annual Account Fee
6%,6%, 5%, 5%, 4%, 4%, 3% ("7 Year Product")	1.40%	None	$30
8%,8%,7%,6%, 5%, 4%, 3% ("Bonus Product") **	1.70% (if 75 or younger on Issue Date) 1.90% (if 76 or older on Issue Date)	.20%	$50
8%, 8%, 7%, 6% ("4 Year Product")	1.65% (if 75 or younger on Issue Date) 1.85% (if 76 or older on Issue Date) 1.20%		$50
None ("No Surrender Charge Product")	1.70% (if 75 or younger on Issue Date) 1.90% (if 76 or older on Issue Date)	.20%	$50

  * The Optional Death Benefit is the Maximum Anniversary Account Value benefit This benefit is included in the 7 Year Product at no extra charge

  ** The Bonus Product provides for two additional bonus credit options that may be applied to contributions and, if elected, to contract values. The cost for this credit is reflected in the higher surrender charge and annual asset charge. No enhanced Dollar Cost Averaging program will be available with this product.

  The undersigned acknowledges that an enhanced dollar cost averaging program may be offered under the 7 Year Product, the 4 Year Product and the No Surrender Charge Product. If the undersigned participates in such a program, the undersigned understands that (i) interest credited to the program exceeds the Company's actual investment earnings, less appropriate risk and expense adjustments; (2) the excess rate is recovered through the product's asset charge which is applied to assets in the variable sub accounts; and (3) The Company only offers this program on the products identified in this paragraph. The undersigned also understands that a dollar cost averaging program may be elected through an allocation to a money market sub account.

  These products are available with different investment sub-accounts.

  You should review all products carefully with your financial professional to determine which product is best suited to your needs.

Owner's Signature	Date

Date
Co-Owner's Signature

  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

  Please make checks payable to Sun Life Insurance and Annuity Company of New York.

  Send the application and check to P.O. Box 9133, Wellesley Hills MA 02481

ALL-STAR EXTRA NEW YORK APPLICATION

A.	PURCHASE PAYMENT INTEREST OPTION ELECTION

  Indicate the rate at which interest should be credited on your account by choosing either Option A or Option Below. If no election is made the Purchase Payment Interest crediting method will default to Option A. Once elected, this option may not be changed. (See description of these options below)

Select One	Option A - 2%/ Five-Year Anniversary Interest Option
Option B - 3%/4%/5% Interest Option

B.	OWNER INFORMATION
*Name
First Middle	Last
Address_______________________________________________________________________
City________________________________________________________________________	State___	Zip______
Date of Birth	/	/	Social Security Number	/	/	Gender	M	F
*If there is a non-natural Owner, other than a trust ,a Non-natural Owner Acknowledgment Form must accompany this Application.

C.	ANNUITANT INFORMATION	CO-ANNUITANT INFORMATION (OPTIONAL)
Name	Name
Date of Birth	Date of Birth
Social Security Number	/ /	Social Security Number	/ /
Gender	M	F	Gender	M	F

D.	PLAN SELECTION
Non qualified	CRT (A CRT waiver form must accompany this application)
IRA Transfer	IRA Rollover	Roth IRA
403(b) Rollover/Transfer	403(b) Partial Transfer (By checking this box, Owner certifies that the funds transferred continue to be subject to the same or more stringent distribution restrictions as prior to the transfer.)
Qualified Plan Type	Owner/Trustee(if applicable)

E.	BENEFICIARY INFORMATION
Name	Social Security Number	Date of Birth	Relationship to Owner
Primary	- -	- -
Primary	Contingent	- -	- -
Primary	Contingent	- -	- -
Please check here if you are attaching additional beneficiary information

  Beneficiary designations must be consistent with your applicable retirement plan. For Non-Qualified Contracts the Contract may be continued after the death of the Owner if the Owner's spouse is the beneficiary; otherwise the death benefit must be distributed. Unless otherwise specified, the death benefit will be divided equally among all Primary Beneficiaries who survive the Owner. If no Primary Beneficiary survives the Owner, the death benefit will be divided equally among any contingent Beneficiaries who survive the Owner.

F.	Optional Death Benefit (subject to age restrictions)

  The Maximum Anniversary Account Value Optional Death Benefit may ONLY be chosen at time of application. If the option is not elected, the basic Death Benefit will be paid to the beneficiary upon the death of the Owner. The Optional Death Benefit cannot be chosen if an Owner is age 80 or over at the time of application. Once elected this option may not be changed. (See description of optional and basic death benefit below )

Check box to select

G.	SPECIAL INSTRUCTIONS (Transfer Company Information, Additional Beneficiaries, Annuity Commencement Date, Annuity Option Election Etc.)

H.	REPLACEMENT CONTRACT
Will this contract replace or change any existing life insurance or annuity in this or any other Company?	Yes	No
If Yes, please explain in Section G, SPECIAL INSTRUCTIONS, and request replacement information from your registered representative.

I.	PURCHASE PAYMENT ALLOCATION

  Please indicate how you would like your purchase payment allocated, using whole percentages. Your allocation must total 100%. This allocation will be used for future investments unless otherwise specified. Make check payable to Sun Life Insurance and Annuity Company of New York.

Initial Purchase Payment	$	Minimum Initial Payment $10,000
Please estimate dollar amounts for 1035 exchanges, transfers, rollovers etc.
Sub-Accounts
AIM VI Capital Appreciation Fund (A17 47)	Newport Tiger Fund(NTF 26)
AIM V.I. International Growth Fund(A18 55)	MFS Emerging Growth(TEG 38)
AIM V.I. Premier Equity Fund(A19 59)	MFS Investors Growth Stock(TMI 46)
Alliance VP Premier Growth Fund(AN1 13)	MFS New Discovery(TND 65)
Alliance VP Technology Fund(AN2 14)	MFS Investors Trust(STI 64)
Alliance VP Growth & Income Fund(An3 15)	Rydex VT OTC Fund(RX2 30)
Alliance VP Worldwide Privatization Fund(AN4 16)	Rydex Financial Services Fund(RFS 18)
Fidelity Dynamic Capital Appreciation Port.(FLD 34)	Rydex Health Care Fund(RHC 19)
Fidelity Equity Income Portfolio(FLE 35)	Stein Roe Balanced Fund(SBF 31)
Fidelity Growth Opportunities Portfolio(FLG 36)	Stein Roe Growth Stock Fund(SGF 32)
Galaxy VIP Quality Plus Bond Fund(GHQ 84)	Stein Roe Money Market Fund(SMM 40)
Galaxy VIP Columbia Real Estate(GCR 85)	Liberty Federal Securities Fund(LFS 83)
Colonial High Yield Securities Fund(CHY 20)	Wanger Foreign Forty(WFF 41)
Colonial Strategic Income Fund(CSI 21)	Wanger International Small Cap(WIS 42)
Colonial US Growth & Income Fund(CGI 22)	Wanger Twenty(WTF 06)
Liberty S&P 500 Index Fund(LIF 23)	Wanger US Smaller Companies(USC 07)
Liberty Select Value Fund(LSV 24)
Liberty All Star Equity Fund(LAS 25)

DCA Guarantee Option	%
Note: A rate hold is irrevocable and is only available for 1035 exchanges and direct trustee-to-trustee transfers.	Apply 60 day rate hold	Yes	No
J.	ACCEPTANCE

  I hereby represent my answers to the questions on this Application to be true to the best of my knowledge and belief. All payments and values provided by the contract when based on the investment experience of the variable account are variable and not guaranteed as to dollar amount. I acknowledge receipt of current product and prospectus information.

Owner Signature(s)	Date	Signed at (City & State)

K.	FOR REGISTERED REPRESENTATIVE ONLY
Will this contract replace or change any existing life insurance or annuity in this or any other company? If yes, please explain under Special Instructions and request replacement information.	Yes	No
Will this contract be established as a Net Asset Value Account?	Yes	No

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK P.O. Box 9133 Wellesley Hills, MA 02481.
L.	ACCEPTANCE
Will this Contract replace or change any existing life insurance or annuity in this or any other company?	Yes	No
If yes, explain in section G. SPECIAL INSTRUCTIONS, and complete replacement forms if applicable.
Registered Representative's Signature	Registered Representative's Name
Broker/Dealer	Branch Office Address
Phone #	City	State	Zip
Option A	Option B	Option C	Broker Dealer Account #

M.	Optional Programs

1	DOLLAR COST AVERAGING PROGRAM

A	$5000 minimum Variable Sub-Account or DCA Guarantee option is required to begin a Dollar Cost Averaging Program.
1	Select ONE of the following programs	6-Month DCA Guarantee Option	12-Month DCA Guarantee Option
Variable Sub-Account DCA Guarantee option: transfer from the following Sub-Account:
2	Select frequency:	Monthly	Quarterly (cannot be chosen for 6 month DCA Guarantee Option Program)
Note: If you do not make a frequency election your Dollar Cost Averaging will default to monthly.
3	Select the "Transfer To" Sub-Accounts below (Maximum of 12):
A

  6- or 12-month DCA Guarantee Option Program: Indicate below the PERCENTAGE each Sub-Account is to receive. Percentages must total 100%. If you elect to transfer into an Asset Allocation Program do not complete this section (Part 3) and proceed to Part 4.

  Note: Transfers from the DCA Guarantee Option will take place over a 6-month or 12-month period. The first transfer to the variable accounts takes place the day the investment is made. The final amount transferred from the DCA Guarantee Option will include interest earned. Any additional purchase payments allocated to the DCA Guarantee Option are treated as the start of a new 6-month or 12-month period.

B

  Variable Sub-Account DCA Option Program: Indicate the DOLLAR AMOUNT each Sub-Account is to receive. The minimum transfer amount is $100 per Sub-Account. Transfers from the Variable Sub-Account designated in Part 1 above will continue until the Owner elects to terminate the program or until the account value in the designated Sub-Account is depleted.

AIM VI Capital Appreciation Fund (A17 47)	Liberty All Star Equity Fund(LAS 25)
AIM V.I. International Growth Fund(A18 55)	MFS Emerging Growth(TEG 38)
AIM V.I. Premier Equity Fund(A19 59)	MFS Investors Growth Stock(TMI 46)
Alliance VP Premier Growth Fund(AN1 13)	MFS New Discovery(TND 65)
Alliance VP Technology Fund(AN2 14)	MFS Investors Trust(STI 64)
Alliance VP Growth & Income Fund(An3 15)	Rydex VT OTC Fund(RX2 30)
Alliance VP Worldwide Privatization Fund(AN4 16)	Rydex Financial Services Fund(RFS 18)
Fidelity Dynamic Capital Appreciation Port.(FLD 34)	Rydex Health Care Fund(RHC 19)
Fidelity Equity Income Portfolio(FLE 35)	Stein Roe Balanced Fund(SBF 31)
Fidelity Growth Opportunities Portfolio(FLG 36)	Stein Roe Growth Stock Fund(SGF 32)
Galaxy VIP Quality Plus Bond Fund(GHQ 84)	Stein Roe Money Market Fund(SMM 40)
Galaxy VIP Columbia Real Estate(GCR 85)	Liberty Federal Securities Fund(LFS 83)
Colonial High Yield Securities Fund(CHY 20)	Wanger Foreign Forty(WFF 41)
Colonial Strategic Income Fund(CSI 21)	Wanger International Small Cap(WIS 42)
Colonial US Growth & Income Fund(CGI 22)	Wanger Twenty(WTF 06)
Liberty S&P 500 Index Fund(LIF 23)	Wanger US Smaller Companies(USC 07)
Liberty Select Value Fund(LSV 24)
Optional Programs Continued on Reverse Side
4

  Dollar Cost Averaging into an Asset Allocation Program is available ONLY if 100% of the purchase payment has been allocated to the 6-month or 12-month DCA Guarantee Option. Future payments will be allocated directly to the Asset Allocation Model chosen unless otherwise specified. Select the Asset Allocation Model into which you wish to Dollar Cost Average (only ONE model may be selected).

Model A: Capital Preservation (80)	Model B: Income & Growth (81)	Model C: Moderate Growth (82)
Model D: Growth (83)	Model E: Aggressive Growth (84)
Dollar Cost Averaging Program Acceptance

  I understand that this authorization for participation in the Dollar Cost Averaging Program selected above will continue until a written, signed revocation is received by Sun Life Insurance and Annuity Company of New York. I will participate in the Dollar Cost Averaging Option and authorize transfers from the designated Sub-Account or Guarantee Period. I am aware that, each month a level amount is transferred, at no cost, into one or more of the other Sub-Account(s) of my choice, up to a maximum of 12. The balance in the designated Sub-Account or Guarantee Period will continue until the owners account value allocated to the designated Sub-Account/Guarantee Period falls below the total monthly transfer amount, or, if earlier, the Guarantee Period reaches maturity. Under this Option, no market value adjustment, either positive or negative, will apply. The Dollar Cost Averaging period must be at least six months. The Sub-Account/Guarantee Period from which the transfers are to be made must have a minimum balance of $5,000. If the Company is offering an Enhanced Dollar Cost Averaging Program, I will read and sign the disclosure statement on the back of this application.

Owner's Signature:	Date:

2.	Portfolio Selection Program

  If participating in the Portfolio Selection Program, the initial and any future purchase payments, made into the variable Sub-Accounts, will be allocated entirely to the model selected. The Portfolio Selection program may not be combined with the Portfolio Rebalancing Program. These models automatically rebalance quarterly.

Select ONE of the following programs:
Model A: Capital Preservation (80)	Model B: Income & Growth (81)	Model C: Moderate Growth (82)
Model D: Growth (83)	Model E: Aggressive Growth (84)
I would like quarterly rebalancing	Yes	No
Note: DO NOT complete Section I of this Application , PURCHASE PAYMENT ALLOCATION

3.	Portfolio Rebalancing Program

  If participating in the Portfolio Rebalancing Program, exchanges will be made among the Sub-Accounts to ensure they reflect the initial Purchase Payment allocation chosen in Section I of the Application, PURCHASE PAYMENT ALLOCATION. These allocations will be used for future payments unless otherwise specified. Purchase payments allocated to the Guarantee Period(s) will not be rebalanced. Portfolio Rebalancing cannot be selected if Portfolio Selection is chosen.

Check here to participate in the Portfolio Rebalancing Program
1. Select the Sub-Accounts and percentages for rebalancing in Section I, PURCHASE PAYMENT ALLOCATION, of the Application. Percentages must be whole and total 100%.
2. Select frequency	Quarterly	Semi-Annually	Annually
Note: if you do not make a frequency election, your Portfolio Rebalancing program will default to quarterly

4.	Systematic Withdrawal Program
A $10,000 account balance is required to begin the Systematic Withdrawal Program
1. Select amount of withdrawal	$
2. Select frequency:	Monthly	Quarterly	Semiannually	Annually
Note: If you do not make a frequency election, your Systematic Withdrawal program will default to monthly.
3. Make an election for federal tax withholding	Withhold	Do not withhold

  Note: If you do not make a withholding election, Sun Life Insurance and Annuity Company of New York will withhold federal income tax at a rate of 10%. However, some qualified plans are subject to different withholding requirement.

  4. For electronic fund transfers to your bank account, complete the following and include a voided check/deposit slip, if applicable. If no payee information is provided, payments will default to the address of record. Checking Savings

Account number	ABA Routing Number
Your bank's name	Your bank's telephone number
Your bank's address

  Sun Life Insurance and Annuity Company of New York reserves the right to debit your checking/savings account in an effort to correct any overpayment(s) made to that account. Your signature in the Optional Program(s) Acceptance below provides authorization and directs your bank to permit any necessary debit to take place.

Optional Program(s) Acceptance

  I understand this authorization is for participation in the Optional Program(s) selected above will continue until my written, signed revocation is received by Sun Life Insurance and Annuity Company of New York.

Owner's Signature:	Date

  Description of Purchase Payment Interest Options:

  Purchase Payments will be credited with interest at the rates shown below. An Owner may choose between two Purchase Payment Interest options: Option A provides for the crediting of interest to each Purchase Payment made during the first Contract Year. On each Five-Year Anniversary, additional interest (called "Five Year Anniversary Interest") will be credited to the Accumulation Account Value. Option B provides for the crediting of interest to all Purchase Payment accepted by the Company. If no option is elected on or before the Date of Coverage, Option A will automatically apply.

  Interest under either option will be credited during the same Valuation Period that the Purchase Payment is received (or on any Five Year Anniversary if Option A is elected) and allocated to the Sub-Accounts and/or Fixed Account in the same proportion as the Net Purchase Payment is allocated. If Option A was elected, any Five-Year Anniversary Interest will be proportionally allocated to the Sub-Accounts and/or the Fixed Account (excluding any Fixed Account if used to support a dollar-cost averaging transfer program) based on their respective values.

  Option A
During first Account Year Each Five Year Anniversary	2% of any Net Payment and 2% of Owner's Account Value

  Option B

Principal is less than $100,000 Principal is equal to or greater than $100,000 and less than $500,000 Principal is equal to or greater than $500,000

  3% of each Purchase Payment*

  4% of each Purchase Payment**

  5% of each Purchase Payment

  *Any Principal that received 3% during the first Account Year may be credited with an additional 1% interest if Principal equals or falls between $100,000-$499,999 on the first Account Anniversary or 2% if Principal equals or exceed $500,000 on the first Account Anniversary

  **Any Principal that received 4% during the first Account Year may be credited with an additional 1% if Principal equals or exceeds $500,000 on the first Account Anniversary*

  Description of Basic and Optional Death Benefits

  The Basic Death Benefit is equal to the greater of

  the Accumulation Account value for the Valuation Period during which the Death Benefit Date occurs; and

  the excess of (i) the sum of all Purchase Payments made under the Contract over (ii) the sum of all partial withdrawals;

The Maximum Anniversary Account Value Optional Death benefit is equal to the greater of the Basic Death Benefit and the Highest Account Value on any Account Anniversary prior to the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

Sun Life Insurance and Annuity Company of New York Annuity Disclosure Statement

Sun Life Insurance and Annuity Company of New York offers multiple variable deferred annuities for the accumulation of retirement income. These products permits multiple contributions and permits account values to be allocated to variable investment options and to fixed interest called Guarantee Period) options. These products permit account values to be applied to the purchase of a life annuity at the better of current or guaranteed annuity purchase rates. These products offer, death benefits, some of which are optional for an additional cost. The following chart shows the costs of each product:

Surrender Charges	Annual Asset Charge	Optional Death Benefit Charge*	Annual Account Fee
6%,6%, 5%, 5%, 4%, 4%, 3% ("7 Year Product")	1.40%	None	$30
8%,8%,7%,6%, 5%, 4%, 3% ("Bonus Product") **	1.70% (if 75 or younger on Issue Date) 1.90% (if 76 or older on Issue Date)	.20%	$50
8%, 8%, 7%, 6% ("4 Year Product")	1.65% (if 75 or younger on Issue Date) 1.85% (if 76 or older on Issue Date) 1.20%		$50
None ("No Surrender Charge Product")	1.70% (if 75 or younger on Issue Date) 1.90% (if 76 or older on Issue Date)	.20%	$50

* The Optional Death Benefit is the Maximum Anniversary Account Value benefit This benefit is included in the 7 Year Product at no extra charge

** The Bonus Product provides for two additional bonus credit options that may be applied to contributions and, if elected, to contract values. The cost for this credit is reflected in the higher surrender charge and annual asset charge. No enhanced Dollar Cost Averaging program will be available with this product.

The undersigned acknowledges that an enhanced dollar cost averaging program may be offered under the 7 Year Product, the 4 Year Product and the No Surrender Charge Product. If the undersigned participates in such a program, the undersigned understands that (i) interest credited to the program exceeds the Company's actual investment earnings, less appropriate risk and expense adjustments; (2) the excess rate is recovered through the product's asset charge which is applied to assets in the variable sub accounts; and (3) The Company only offers this program on the products identified in this paragraph. The undersigned also understands that a dollar cost averaging program may be elected through an allocation to a money market sub account.

These products are available with different investment sub-accounts.

You should review all products carefully with your financial professional to determine which product is best suited to your needs.

Owner's Signature	Date

Date
Co-Owner's Signature